UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ----------

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    ---------------
Date of fiscal year end: 3/31
                        ------

Date of reporting period: 3/31/09
                         ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2009

ANNUAL REPORT

                                                                    FIXED INCOME

                                   (GRAPHIC)

                               FRANKLIN TEMPLETON
                         LIMITED DURATION INCOME TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                       FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT
Franklin Templeton Limited Duration Income Trust .........................    1
Performance Summary ......................................................    8
Annual Shareholders' Meeting .............................................    9
Dividend Reinvestment Plan ...............................................   10
Financial Highlights and Statement of Investments ........................   13
Financial Statements .....................................................   25
Notes to Financial Statements ............................................   28
Report of Independent Registered Public Accounting Firm ..................   38
Tax Designation ..........................................................   39
Board Members and Officers ...............................................   40
Shareholder Information ..................................................   45

Annual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2009.

PERFORMANCE OVERVIEW

For the year under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of -14.17% based on net asset value and -9.97% based on market price. Net asset value decreased from $12.85 per share on March 31, 2008, to $10.15 at period-end, and the market price fell from $10.94 to $8.92 over the same time. You can find the Fund's performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

For the 12 months ended March 31, 2009, economic conditions deteriorated. The Conference Board's Consumer Confidence Index fell to an all-time low since

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                               Annual Report | 1
it began in 1967 as the U.S. economy faltered and as stock markets declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices fell at an accelerated rate. Jobless claims mounted and the unemployment rate rose to 8.5% by period-end.(1) Economic growth, as measured by gross domestic product (GDP), rose at a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and 6.3%, reflecting a broad-based slowdown in consumer spending, corporate profits and export growth.(2) GDP continued to slow in the first quarter of 2009 and registered an estimated annualized 6.1% rate of decline.(2)

Oil prices retreated dramatically from $102 per barrel at the beginning of the period to $50 by period-end. Many other commodities and industrial metals followed similar trends. Partially as a result of the steep price corrections, March's inflation rate was an annualized -0.4%, the first 12-month decline since August 1955.(1) Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 1.8%.(2)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.25% at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

Treasury prices soared for much of the period but began to decline in the latter half. Investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London Interbank Offered Rate), the rate banks charge one

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                               2 | Annual Report
another for loans, jumped to record highs in September. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield spread between the two-year and the 10-year Treasury yields rose slightly to 190 basis points (100 basis points equal one percentage point) at the end of March from 183 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 1.62% to 0.81% over the 12-month period. Over the same period, the 10-year Treasury note yield fell from 3.45% to 2.71%.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The Fund's fiscal year was marked by one of the worst financial crises and overall economic environments in modern history. The economy remained mired in recession for the entirety of the Fund's fiscal year, largely the result of a severe credit crunch that followed the bursting of the housing market bubble. While high-profile victims of the economic crisis included banks and other financial firms, problems in nonfinancial sectors also steadily grew as the recession broadened in scope. The manufacturing sector faced big challenges against a backdrop of fading domestic and foreign demand, and the Institute for Supply Management (ISM) Manufacturing Index registered sub-50 readings throughout the year under review. (A reading below 50 signals a contraction, and the ISM's gauge has been below that level since February 2008.)

PORTFOLIO BREAKDOWN
Based on Total Investments as of 3/31/09*

                                  (BAR CHART)

Floating Rate Loans                             32.0%
High Yield Corporate Bonds                      28.2%
Mortgage-Backed Securities                      24.7%
Investment-Grade Corporate Bonds                 6.9%
Other Asset-Backed Securities                    5.6%
Foreign Government & Agency Securities           0.6%
Short-Term Investments & Other Net Assets        2.0%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund and other financial leverage.


                               Annual Report | 3

DIVIDEND DISTRIBUTIONS*
4/1/08-3/31/09

            DIVIDEND PER
MONTH       COMMON SHARE
-----       ------------
April         8.4 cents
May           8.4 cents
June          7.6 cents
July          7.6 cents
August        7.6 cents
September     7.6 cents
October       7.6 cents
November      7.6 cents
December      7.6 cents
January       7.6 cents
February      7.6 cents
March         7.6 cents
             ----------
TOTAL        92.8 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

U.S. stocks fell sharply and endured a deep bear market until early March 2009, and the Standard & Poor's 500 Index (S&P 500) had a -38.09% total return for the year under review.(3) Investors flocked to safe-haven U.S. Treasury securities as they sought alternatives to stocks and riskier debt securities. Treasuries became the top-performing asset class, and their prices rose, driving yields sharply lower. In a decelerating economic environment, asset classes exposed to the deteriorating fortunes of corporate America -- namely high yield corporate bonds and leveraged loan securities -- suffered heavy losses due to rising defaults and lowered credit quality. Meanwhile, mortgage-backed securities benefited somewhat from their higher quality nature, as well as from a wave of government actions intended to improve the flow of credit between banks and the real economy.

Within the credit portion of the Fund's portfolio, we reduced our exposure to bank loans as they rebounded in early 2009 when liquidity and credit market conditions improved somewhat. We used the proceeds to increase the Fund's exposure to high yield corporate bonds. We also increased our exposure to investment-grade corporate bonds, as securities within this higher-quality asset class appeared cheap by historical standards. Our exposure to mortgage- and other asset-backed securities also increased slightly, mostly due to their relative outperformance in the market versus the Fund's other asset types. Below you will find further details of activity within the Fund's three primary asset classes: high yield corporate bonds, floating rate bank loan securities, and mortgage-and other asset-backed securities.

HIGH YIELD CORPORATE BONDS

High yield corporate bonds had a -19.55% total return during the Fund's fiscal year, according to the Credit Suisse (CS) High Yield Index.(4) The brunt of the pain was felt during the fall of 2008, as credit markets seized up following several prominent Wall Street bankruptcies or bailouts, leading to widespread expectations for a dramatic rise in defaults, especially among the least credit-worthy entities. Indeed, default rates escalated due to a combination of the weak economy and lack of available credit to refinance debt. Many companies were also at risk of violating the covenants of loans that were taken out during

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(4.) Source: (C) 2009 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S dollar-denominated high yield debt market.


                               4 | Annual Report
more prosperous economic times, leading to expectations for even more defaults. In this difficult environment, high yield debt securities' yield spreads over Treasuries widened to more than 18 percentage points in November 2008 from around 8 percentage points at the beginning of the Fund's fiscal year, before narrowing to about 15 percentage points by period-end as credit conditions eased slightly.(5) Thus, valuations were cheap compared to the 15-year average spread of around six percentage points.(5) Given the attractive valuations, we increased the Fund's exposure to high yield bonds somewhat.

FLOATING RATE BANK LOANS

During the Fund's fiscal year, the bank loan asset class had a -19.00% return as measured by the CS Leveraged Loan Index.(6) Returns were extremely volatile, especially in the period's latter half, fluctuating from a record quarterly loss of 22.93% for fourth quarter 2008 as the credit crunch took hold, to a record high quarterly gain of 7.17% in first quarter 2009 as much more favorable technical conditions ignited a strong rally.(6)

As the year progressed, the bank loan market outlook weakened as corporate earnings declined and loan defaults accelerated. Liquidity remained extremely tight and the overall credit markets essentially shut down in fourth quarter 2008. As a result, secondary loan prices fell to an all-time low of 63 cents on the dollar average bid price on December 16, 2008, before rebounding to 75 cents on the dollar on March 31, 2009.(7) The average discounted spread to maturity (the interest rate margin over LIBOR, factoring the current trading price and the loan's maturity) widened to near an all-time high of approximately the LIBOR rate plus 1,000 basis points at the end of December 2008, as measured by the S&P Loan Syndications and Trading Association (LSTA) Leveraged Loan Index (LLI).(8) The loan market was also noticeably bifurcated, with investors gravitating toward higher quality performing loans. For example, according to the S&P LSTA LLI, BB-rated loans were mostly stronger while CCC-rated securities steadily weakened through period-end.(8)

(5.) Source: Credit Suisse.

(6.) Source: (C) 2009 Morningstar. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. Loans must be rated 5B or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be LIBOR plus 125 basis points or higher. The tenor must be at least one year and only funded term loans are included.

(7.) Source: Standard & Poor's, "LCD Quarterly Review: First Quarter 2009,"
     S&P/Leveraged Commentary & Data (LCD) Flow Name Composite Index. The S&P/LCD Flow Name Composite Index is comprised of the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

(8.) Source: (C) 2009 Morningstar. The S&P/LSTA LLI covers more than 1,100 U.S.
     loan facilities and reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.


                               Annual Report | 5

During the Fund's fiscal year, the bank loan default rate surged to 4.7% and 8.0% -- by number of loans and principal amount, respectively, according to S&P Leveraged Commentary and Data.(7) Despite the increase in defaults, the bank loan market rallied toward period-end, bolstered by higher cash balances from loan repayments and buybacks, together with modest inflows. However, for their short to intermediate-term outlook, many bank loan investors remained cautious as corporate fundamentals declined and loan defaults continued to rise.

MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

The Fund's mortgage-backed securities (MBS) generally outperformed the high yield corporate and bank loan sectors. Market conditions were supportive for agency MBS, as the Fed announced it would purchase agency mortgages as part of its quantitative easing policy. We continued to believe MBS offered relative value and felt the Fed's MBS buyback program would likely support valuations over the near term. Toward period-end, the asset-backed securities (ABS) sector showed some signs of stability relative to U.S. Treasuries, a reversal from the historic volatility the sector experienced though much of the Fund's fiscal year. The government's implementation of the Term ABS Lending Facility (TALF) lent support to consumer-based ABS, and spreads generally tightened as this program gained momentum.

The decline in Treasury and MBS rates, coupled with the Fed's announcement that it would be purchasing up to $1.25 trillion in agency MBS, increased prepayment risk among higher coupon MBS. Since these factors were introduced into the market, we reduced the Fund's allocation to some higher coupon MBS in favor of lower coupon MBS. We remained allocated to higher quality securitized sectors with strong credit fundamentals, specifically those related to commercial real estate. Furthermore, the Fund's allocations were generally AAA-rated securities that are high in the capital structure and benefit from high levels of credit protection.


                               6 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha

Eric G. Takaha, CFA


(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles

Glenn I. Voyles, CFA


(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu

Richard S. Hsu, CFA


(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston

Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 7

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FTF                                CHANGE   3/31/09   3/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$2.70    $10.15    $12.85
Market Price (NYSE Amex)                   -$2.02    $ 8.92    $10.94
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.9280

PERFORMANCE(1)

                                                                    COMMENCEMENT OF
                                                1-YEAR   5-YEAR   OPERATIONS (8/27/03)
                                                ------   ------   --------------------
Cumulative Total Return(2)
   Based on change in NAV(3)                    -14.17%   +1.34%         +8.57%
   Based on change in market price(4)            -9.97%   -8.47%         -5.55%
Average Annual Total Return(2)
   Based on change in NAV(3)                    -14.17%   +0.27%         +1.48%
   Based on change in market price(4)            -9.97%   -1.75%         -1.02%
      Distribution Rate(5)              10.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1.) Figures are for common shares. As of March 31, 2009, the Trust had leverage in the amount of 34.45% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

(2.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(3.) Assumes reinvestment of distributions at net asset value.

(4.) Assumes reinvestment of distributions based on the dividend reinvestment plan.

(5.) Distribution rate is based on an annualization of the Fund's 7.6 cent per share March dividend and the NYSE Amex closing price of $8.92 on 3/31/09.


                               8 | Annual Report

Annual Shareholders' Meeting

SEPTEMBER 25, 2008

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 25, 2008, shareholders approved the following:

Regarding the proposal to elect Trustees:

                        COMMON          % OF                 WITHHELD       % OF
                        SHARES       OUTSTANDING   % OF         OR       OUTSTANDING    % OF
TRUSTEES                 FOR            SHARES     VOTED    ABSTAINED     SHARES       VOTED
--------            --------------   -----------   -----   -----------   -----------   -----
Robert F. Carlson   22,944,704.074      85.70%     97.92%  488,182.729      1.82%      2.08%
Sam Ginn            22,957,103.074      85.74%     97.97%  475,783.729      0.02%      2.03%
Larry D. Thompson   22,972,435.074      85.80%     98.04%  460,451.729      1.72%      1.96%

                         PREFERRED      % OF                  WITHHELD      % OF
                          SHARES     OUTSTANDING     % OF        OR      OUTSTANDING   % OF
TRUSTEES                    FOR         SHARES      VOTED    ABSTAINED      SHARES     VOTED
--------                 ---------   -----------   -------   ---------   -----------   -----
Robert F. Carlson        3,205.000      77.42%      97.71%     75.000       1.81%      2.29%
Sam Ginn                 3,229.000      78.00%      98.45%     51.000       1.23%      1.55%
Larry D. Thompson        3,229.000      78.00%      98.45%     51.000       1.23%      1.55%
Rupert H. Johnson, Jr.   3,226.000      77.92%      98.35%     54.000       1.30%      1.65%


                               Annual Report | 9

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PNC Global Investment Servicing (Agent), P.O. Box 6006, Stream Carol, IL 60197-6006, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                               10 | Annual Report

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the


                               Annual Report | 11
acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                               12 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED MARCH 31,
                                                       ----------------------------------------------------------------
                                                         2009           2008           2007       2006           2005
                                                       --------       --------       --------   --------       --------
PER COMMON SHARE OPERATING PERFORMANCE
   (for a common share outstanding throughout the
   year)
Net asset value, beginning of year .................   $  12.85       $  14.24       $  14.14   $  14.41       $  14.75
                                                       --------       --------       --------   --------       --------
Income from investment operations:
   Net investment income(a) ........................       0.93           1.28           1.32       1.18           1.10
   Net realized and unrealized gains (losses) ......      (2.56)         (1.29)          0.16      (0.10)         (0.12)
   Dividends to preferred shareholders from net
      investment income ............................      (0.14)         (0.37)         (0.35)     (0.26)         (0.13)
                                                       --------       --------       --------   --------       --------
Total from investment operations ...................      (1.77)         (0.38)          1.13       0.82           0.85
                                                       --------       --------       --------   --------       --------
Less distributions to common shareholders from net
   investment income ...............................      (0.93)         (1.01)         (1.03)     (1.09)         (1.19)
                                                       --------       --------       --------   --------       --------
Net asset value, end of year .......................   $  10.15       $  12.85       $  14.24   $  14.14       $  14.41
                                                       ========       ========       ========   ========       ========
Market value, end of year(b) .......................   $   8.92       $  10.94       $  14.27   $  12.87       $  13.89
                                                       ========       ========       ========   ========       ========
Total return (based on market value per share) .....      (9.97)%       (16.64)%        19.66%      0.60%          1.38%

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON
   SHARES
Expenses before expense reduction ..................       1.33%          1.28%          1.27%      1.26%          1.21%
Expenses net of expense reduction ..................       1.33%(c)       1.28%(c)       1.26%      1.26%(c)       1.21%(c)
Net investment income ..............................       8.16%          9.38%          9.32%      8.24%          7.50%

SUPPLEMENTAL DATA
Net assets applicable to common shares, end of year
   (000's) .........................................   $271,679       $344,010       $380,813   $378,080       $385,344
Portfolio turnover rate ............................     203.31%         47.48%         52.17%     46.55%         55.02%
Portfolio turnover rate excluding mortgage dollar
   rolls(d) ........................................      42.58%         47.48%         52.17%     46.55%         55.02%
Asset coverage per preferred share .................   $115,173       $  0,264       $ 75,107   $ 74,747       $ 75,703
Liquidation preference per preferred share .........   $ 25,000       $ 25,000       $ 25,000   $ 25,000       $ 25,000

(a)  Based on average daily common shares outstanding.

(b)  Based on the last sale on the NYSE Amex.

(c)  Benefit of expense reduction rounds to less than 0.01%.

(d)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009

                                                                                      COUNTRY          SHARES            VALUE
                                                                                   -------------   --------------   ---------------
       PREFERRED STOCKS (COST $237,850) 0.0%(a)
       DIVERSIFIED FINANCIALS 0.0%(a)
(b)    Preferred Blocker Inc., 7.00%, pfd., 144A ...............................   United States              670   $       133,435
                                                                                                                    ---------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(C)
                                                                                                   --------------
       CORPORATE BONDS 53.6%
       AUTOMOBILES & COMPONENTS 1.2%
       Ford Motor Credit Co. LLC,
(d)       FRN, 5.544%, 4/15/09 .................................................   United States    1,000,000               988,750
          senior note, 9.75%, 9/15/10 ..........................................   United States    1,000,000               822,898
          senior note, 9.875%, 8/10/11 .........................................   United States    2,000,000             1,514,952
                                                                                                                    ---------------
                                                                                                                          3,326,600
                                                                                                                    ---------------
       CAPITAL GOODS 1.6%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 .....................   United States    2,000,000             1,480,000
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .................   United States    2,000,000             1,630,000
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .................   United States    2,500,000             1,237,500
                                                                                                                    ---------------
                                                                                                                          4,347,500
                                                                                                                    ---------------
       COMMERCIAL & PROFESSIONAL SERVICES 1.4%
(d)    ARAMARK Corp., senior note, FRN, 4.67%, 2/01/15 .........................   United States    2,500,000             1,918,750
       JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13 .......   United States    2,500,000             1,887,500
                                                                                                                    ---------------
                                                                                                                          3,806,250
                                                                                                                    ---------------
       CONSUMER DURABLES & APPAREL 1.8%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..........................   United States    2,500,000             2,025,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ....................   United States    2,000,000             1,905,000
       KB Home, senior note, 6.375%, 8/15/11 ...................................   United States    1,000,000               905,000
                                                                                                                    ---------------
                                                                                                                          4,835,000
                                                                                                                    ---------------
       CONSUMER SERVICES 3.2%
       Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ..............   United States    2,400,000             1,950,000
       MGM MIRAGE, senior note, 6.75%, 4/01/13 .................................   United States    3,000,000             1,065,000
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ..........   United States    2,000,000             1,770,000
       Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ...............   United States    2,500,000             2,137,500
       Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18 ...   United States    2,500,000             1,688,528
                                                                                                                    ---------------
                                                                                                                          8,611,028
                                                                                                                    ---------------
       DIVERSIFIED FINANCIALS 3.5%
       American Express Credit Corp., senior note, C, 7.30%, 8/20/13 ...........   United States    2,000,000             1,858,872
       General Electric Capital Corp., 4.80%, 5/01/13 ..........................   United States    2,000,000             1,876,716
(b)    GMAC LLC, senior note, 144A,
          7.25%, 3/02/11 .......................................................   United States    1,266,000               937,802
          6.875%, 8/28/12 ......................................................   United States    1,899,000             1,276,565
       JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 .........................   United States    2,000,000             1,912,402
(e)    Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ..............   United States    3,000,000               397,500
       Merrill Lynch & Co. Inc., 5.45%, 2/05/13 ................................   United States    1,500,000             1,231,056
                                                                                                                    ---------------
                                                                                                                          9,490,913
                                                                                                                    ---------------


                               14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
       CORPORATE BONDS (CONTINUED)
       ENERGY 7.5%
       Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ....................   United States    4,000,000       $     3,630,000
       Compagnie Generale de Geophysique-Veritas, senior note, 7.50%, 5/15/15 ..       France       2,500,000             2,000,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ............................   United States    1,600,000             1,712,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ........................   United States    2,000,000             1,490,000
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ...................   United States      300,000               294,000
(b)    Petrohawk Energy Corp., senior note, 144A, 10.50%, 8/01/14 ..............   United States    2,000,000             2,000,000
(b)    Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ...............    Switzerland     2,500,000             1,862,500
       Plains Exploration & Production Co., senior note, 10.00%, 3/01/16 .......   United States    2,000,000             1,900,000
(b)    SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ................   United States    2,500,000             1,850,000
       Tesoro Corp., senior note, 6.625%, 11/01/15 .............................   United States    2,000,000             1,590,000
       The Williams Co. Inc., 8.125%, 3/15/12 ..................................   United States    2,000,000             2,040,000
                                                                                                                    ---------------
                                                                                                                         20,368,500
                                                                                                                    ---------------
       FOOD, BEVERAGE & TOBACCO 4.5%
       Altria Group Inc., 7.75%, 2/06/14 .......................................   United States    2,000,000             2,106,824
(b)    Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 ..............   United States    2,000,000             2,098,668
(b)    BAT International Finance PLC, 144A, 8.125%, 11/15/13 ...................   United Kingdom   2,000,000             2,164,246
       Dean Foods Inc., senior note, 7.00%, 6/01/16 ............................   United States    2,000,000             1,910,000
(b)    Dole Food Co. Inc, senior note, 144A, 13.875%, 3/15/14 ..................   United States      900,000               879,750
       Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .....................   United States    2,000,000             2,000,000
(b)    Tyson Foods Inc., senior note, 144A, 10.50%, 3/01/14 ....................   United States    1,000,000             1,025,000
                                                                                                                    ---------------
                                                                                                                         12,184,488
                                                                                                                    ---------------
       HEALTH CARE EQUIPMENT & SERVICES 6.2%
       Coventry Health Care Inc., senior note, 5.875%, 1/15/12 .................   United States    3,000,000             2,368,005
       DaVita Inc.,
          senior note, 6.625%, 3/15/13 .........................................   United States      900,000               877,500
          senior sub. note, 7.25%, 3/15/15 .....................................   United States    1,000,000               966,250
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ........................      Germany       2,000,000             1,965,000
(b)    Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ..............      Germany       1,000,000             1,035,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 .........................   United States    3,000,000             2,827,500
(b)    Tenet Healthcare Corp., senior note, 144A,
          9.00%, 5/01/15 .......................................................   United States    1,250,000             1,212,500
          10.00%, 5/01/18 ......................................................   United States    1,250,000             1,215,625
(d, f) U.S. Oncology Holdings Inc., senior note, PIK, FRN, 6.904%, 3/15/12 .....   United States    2,237,817             1,365,068
(f)    United Surgical Partners International Inc., senior sub. note, PIK,
          9.25%, 5/01/17 .......................................................   United States    2,000,000             1,390,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ...   United States    2,000,000             1,775,000
                                                                                                                    ---------------
                                                                                                                         16,997,448
                                                                                                                    ---------------
       INSURANCE 0.6%
(b)    Metropolitan Life Global Funding I, senior secured note, 144A, 5.125%,
          4/10/13 ..............................................................   United States    1,700,000             1,554,514
                                                                                                                    ---------------


                               Annual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS 3.6%
       Crown Americas Inc., senior note, 7.625%, 11/15/13 ......................   United States    3,000,000       $     3,026,250
(d)    Freeport-McMoRan Copper & Gold Inc., senior note, FRN, 7.083%, 4/01/15 ..   United States    3,000,000             2,465,741
       Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ..........   United States    2,000,000               830,000
(b)    Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 .....   United Kingdom   3,000,000               187,500
(b)    MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..................   United States    2,000,000               700,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........................   United States    2,500,000             2,412,500
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 .............      Ireland         200,000               118,500
       Solo Cup Co., senior sub. note, 8.50%, 2/15/14 ..........................   United States      100,000                73,500
                                                                                                                    ---------------
                                                                                                                          9,813,991
                                                                                                                    ---------------
       MEDIA 6.4%
(e)    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ....................       Canada       2,000,000               400,000
(e, g) CCH II LLC, senior note, 10.25%, 9/15/10 ................................   United States    4,000,000             3,395,640
(b)    CSC Holdings Inc., senior note, 144A, 8.50%, 4/15/14 ....................   United States      500,000               495,000
       Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 ...............   United States    4,000,000               810,000
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ......................   United States    2,500,000             2,540,625
       EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .......................   United States    2,000,000             1,935,000
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 .......................................................   United States    1,000,000               866,250
          C, 6.625%, 8/15/15 ...................................................   United States    2,000,000             1,450,000
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..................   United States    1,500,000               787,500
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 ........................      Canada        2,500,000             1,912,500
       Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 ....................   United States    2,000,000               640,000
       Time Warner Cable Inc., senior note, 7.50%, 4/01/14 .....................   United States    2,000,000             2,042,204
                                                                                                                    ---------------
                                                                                                                         17,274,719
                                                                                                                    ---------------
       REAL ESTATE 0.0%a
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ..............   United States      200,000                87,000
                                                                                                                    ---------------
       RETAILING 0.3%
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 .....................   United States    2,000,000               952,500
                                                                                                                    ---------------
       SOFTWARE & SERVICES 1.3%
       SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 .................   United States    4,000,000             3,500,000
                                                                                                                    ---------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.6%
(b, e) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ................       Canada       2,000,000               370,000
       Sanmina-SCI Corp.,
(b, d)    senior note, 144A, FRN, 4.07%, 6/15/14 ...............................   United States    1,000,000               555,000
          senior sub. note, 6.75%, 3/01/13 .....................................   United States    1,700,000               671,500
                                                                                                                    ---------------
                                                                                                                          1,596,500
                                                                                                                    ---------------
       TELECOMMUNICATION SERVICES 5.8%
       Crown Castle International Corp., senior note, 9.00%, 1/15/15 ...........   United States    1,500,000             1,511,250
(b)    Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..................      Jamaica       2,000,000             1,300,000
(b)    Intelsat Subsidiary Holding Co. Ltd., senior note, 144A,
          8.50%, 1/15/13 .......................................................      Bermuda       2,500,000             2,368,750
          8.875%, 1/15/15 ......................................................      Bermuda         500,000               466,250


                               16 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES (CONTINUED)
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ....................   United States    2,000,000       $     1,950,000
       Millicom International Cellular SA, senior note, 10.00%, 12/01/13 .......     Luxembourg     2,000,000             1,965,000
       Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14..   United States    2,000,000             1,740,000
(b)    Verizon Wireless Capital LLC, 144A, 5.55%, 2/01/14 ......................   United States    2,000,000             2,004,692
(b)    Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ........       Italy        2,500,000             2,487,500
                                                                                                                    ---------------
                                                                                                                         15,793,442
                                                                                                                    ---------------
       UTILITIES 4.1%
       Duke Energy Corp., senior note, 6.30%, 2/01/14 ..........................   United States    1,500,000             1,537,881
       Dynegy Holdings Inc., senior note, 7.50%, 6/01/15 .......................   United States    2,000,000             1,375,000
       Mirant North America LLC, senior note, 7.375%, 12/31/13 .................   United States    2,000,000             1,820,000
       NRG Energy Inc., senior note, 7.25%, 2/01/14 ............................   United States    3,000,000             2,827,500
       PG&E Corp., senior note, 5.75%, 4/01/14 .................................   United States    2,000,000             2,022,602
       Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%,
          11/01/15 .............................................................   United States    3,000,000             1,515,000
                                                                                                                    ---------------
                                                                                                                         11,097,983
                                                                                                                    ---------------
       TOTAL CORPORATE BONDS (COST $180,814,290) ...............................                                        145,638,376
                                                                                                                    ---------------
       MORTGAGE-BACKED SECURITIES 37.7%
(d)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.4%
       FHLMC, 4.452%, 5/01/34 ..................................................   United States    1,019,748             1,034,321
                                                                                                                    ---------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 17.0%
       FHLMC Gold 15 Year, 4.50%, 6/01/23 ......................................   United States    2,352,387             2,424,125
(h)    FHLMC Gold 15 Year, 5.00%, 5/01/23 - 4/01/24 ............................   United States    3,472,125             3,602,327
       FHLMC Gold 15 Year, 5.50%, 7/01/19 ......................................   United States      212,406               222,113
       FHLMC Gold 15 Year, 6.00%, 7/01/23 ......................................   United States    1,019,849             1,069,424
       FHLMC Gold 30 Year, 5.00%, 4/01/38 ......................................   United States    2,594,225             2,678,923
       FHLMC Gold 30 Year, 5.00%, 9/01/38 ......................................   United States    3,824,080             3,948,932
       FHLMC Gold 30 Year, 5.50%, 1/01/38 - 7/01/38 ............................   United States    5,158,766             5,359,542
(h)    FHLMC Gold 30 Year, 5.00%, 4/01/39 ......................................   United States    3,000,000             3,112,968
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 1/01/38 ............................   United States    3,570,949             3,754,348
(h)    FHLMC Gold 30 Year, 6.00%, 4/01/39 ......................................   United States    9,385,000             9,811,727
(h)    FHLMC Gold 30 Year, 6.50%, 4/01/39 ......................................   United States    7,211,000             7,601,973
       FHLMC Gold 30 Year, 7.00%, 9/01/27 ......................................   United States      724,573               783,002
       FHLMC Gold 30 Year, 8.00%, 1/01/31 ......................................   United States      127,569               139,219
       FHLMC Gold 30 Year, 8.50%, 7/01/31 ......................................   United States    1,555,592             1,710,815
                                                                                                                    ---------------
                                                                                                                         46,219,438
                                                                                                                    ---------------
(d)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.6%
       FNMA, 4.562%, 7/01/34 ...................................................   United States    1,637,743             1,673,898
       FNMA, 5.911%, 6/01/32 ...................................................   United States       70,341                72,844
                                                                                                                    ---------------
                                                                                                                          1,746,742
                                                                                                                    ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 16.4%
       FNMA 15 Year, 5.00%, 6/01/23 ............................................   United States    1,329,860             1,381,012
       FNMA 15 Year, 5.50%, 7/01/20 ............................................   United States    3,096,811             3,248,007


                               Annual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
       FNMA 15 Year, 5.50%, 9/01/22 - 11/01/23 .................................   United States    1,954,688       $     2,040,544
       FNMA 15 Year, 6.00%, 10/01/23 ...........................................   United States    1,758,628             1,843,309
       FNMA 15 Year, 6.50%, 7/01/20 ............................................   United States      204,496               205,504
       FNMA 15 Year, 7.00%, 9/01/18 ............................................   United States      255,128               275,838
(h)    FNMA 30 Year, 4.50%, 4/01/39 ............................................   United States    1,550,000             1,584,391
       FNMA 30 Year, 5.00%, 4/01/38 ............................................   United States    4,550,832             4,701,678
(h)    FNMA 30 Year, 5.00%, 4/01/39 ............................................   United States    8,300,000             8,565,857
(h)    FNMA 30 Year, 5.50%, 4/01/39 ............................................   United States    4,798,000             4,980,175
       FNMA 30 Year, 6.00%, 4/01/33 - 8/01/38 ..................................   United States    3,711,424             3,885,872
(h)    FNMA 30 Year, 6.00%, 4/01/39 ............................................   United States    2,860,000             2,987,359
       FNMA 30 Year, 6.50%, 8/01/32 ............................................   United States    1,175,289             1,247,631
(h)    FNMA 30 Year, 6.50%, 4/01/39 ............................................   United States    6,623,000             6,975,887
       FNMA 30 Year, 8.00%, 10/01/29 ...........................................   United States      200,560               217,965
       FNMA 30 Year, 8.50%, 8/01/26 ............................................   United States      399,112               436,577
                                                                                                                    ---------------
                                                                                                                         44,577,606
                                                                                                                    ---------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.3%
(h)    GNMA I SF 30 Year, 5.50%, 4/01/39 .......................................   United States    5,910,000             6,151,016
       GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ............................   United States    1,971,980             2,094,830
       GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 ............................   United States      190,991               204,177
       GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ............................   United States      376,621               407,914
                                                                                                                    ---------------
                                                                                                                          8,857,937
                                                                                                                    ---------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $100,017,469).....................                                        102,436,044
                                                                                                                    ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 8.5%
       BANKS 5.7%
       Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%, 7/10/43 ...   United States    5,000,000             4,685,090
(d)    Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,
          A3, FRN, 5.226%, 7/15/44 .............................................   United States    3,000,000             2,500,713
          A4, FRN, 5.226%, 7/15/44 .............................................   United States      400,000               322,568
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 ........................................   United States    1,605,000             1,376,737
          2005-GG5, A5, 5.224%, 4/10/37 ........................................   United States      500,000               390,567
       GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%, 1/10/40 ...........   United States      400,000               366,902
       LB-UBS Commercial Mortgage Trust,
(d)       2002-C2, A4, FRN, 5.594%, 6/15/31 ....................................   United States    2,000,000             1,936,039
          2005-C1, A2, 4.31%, 2/15/30 ..........................................   United States    1,395,000             1,323,281
          2006-C1, A4, 5.156%, 2/15/31 .........................................   United States    2,800,000             2,144,102
(d)    Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 3.272%,
          7/25/34 ..............................................................   United States      224,940                20,742
(d)    Morgan Stanley ABS Capital I Inc. Trust,
          2003-HE3, B1, FRN, 3.822%, 10/25/33 ..................................   United States      756,178               150,014
          2003-NC10, B1, FRN, 5.472%, 10/25/33 .................................   United States      605,756                85,053
                                                                                                                    ---------------
                                                                                                                         15,301,808
                                                                                                                    ---------------


                               18 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (CONTINUED)
       DIVERSIFIED FINANCIALS 2.8%
(d)    Argent Securities Inc., 2003-W5, M4, FRN, 4.272%, 10/25/33 ..............   United States    1,204,450       $       448,490
(d)    Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN,
          0.772%, 2/25/35 ......................................................   United States    1,732,468             1,159,175
(d)    Chase Issuance Trust, 2005-A9, A9, FRN, 0.576%, 11/15/11 ................   United States    1,000,000               988,989
       Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.095%, 12/10/49 ......   United States      700,000               521,169
(d)    GSAMP Trust, 2003-AHL, B1, FRN, 4.521%, 10/25/33 ........................   United States    1,243,595               465,983
(d)    JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5, A4,
          FRN, 5.179%, 12/15/44 ................................................   United States    1,000,000               773,900
(d)    MBNA Master Credit Card Trust II, 1997-B, A, FRN, 0.716%, 8/15/14 .......   United States    3,000,000             2,682,340
(d)    Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 5.022%,
          3/25/33 ..............................................................   United States      656,103                59,004
(d, i) New Century Home Equity Loan Trust, 2003-2, M3, FRN, 6.072%, 1/25/33 ....   United States      822,002                33,903
(d)    Option One Mortgage Loan Trust, 2003-6, M5, FRN, 3.822%, 11/25/33 .......   United States      916,884               219,795
(d)    Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
          3.022%, 11/25/34 .....................................................   United States      324,639               133,305
(d)    Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 5.397%, 4/25/33 ...................................   United States       13,987                   486
          2003-BC13, M4, FRN, 4.647%, 11/25/33 .................................   United States      364,803               185,730
                                                                                                                    ---------------
                                                                                                                          7,672,269
                                                                                                                    ---------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (COST $30,555,585) ...................................................                                         22,974,077
                                                                                                                    ---------------
(d, j) SENIOR FLOATING RATE INTERESTS 48.8%
       AUTOMOBILES & COMPONENTS 1.8%
       Cooper Standard Automotive Inc., Term Loan D, 3.75%, 12/23/11 ...........   United States      870,750               213,334
       Federal-Mogul Corp., Term Loan B, 2.438% - 2.498%, 12/27/14 .............   United States    4,211,125             2,076,986
       Key Safety Systems Inc., Term Loan B, 2.77% - 3.482%, 3/10/14 ...........   United States    1,979,798               745,724
       TRW Automotive Inc., Tranche B-1 Term Loan, 2.063%, 2/09/14 .............   United States      984,056               525,240
       United Components Inc., Term Loan D, 3.25%, 6/29/12 .....................   United States    2,000,000             1,395,000
                                                                                                                    ---------------
                                                                                                                          4,956,284
                                                                                                                    ---------------
       CAPITAL GOODS 4.6%
       Baldor Electric Co., Term Loan B, 4.00%, 1/31/14 ........................   United States      593,750               536,024
       BE Aerospace Inc., Term Loan B, 5.50%, 7/28/14 ..........................   United States      496,250               476,400
       Goodman Global Holdings Co. Inc., Term Loan B, 6.50%, 2/13/14 ...........   United States    1,084,500               928,332
       Manitowoc Co. Inc., Term Loan B, 6.50%, 11/06/14 ........................   United States    1,795,500             1,290,516
       Oshkosh Truck Corp.,
          Term Loan A, 7.22% - 7.32%, 12/06/11 .................................   United States      571,000               426,822
          Term Loan B, 6.54% - 7.32%, 12/06/13 .................................   United States    3,718,537             2,787,043
       RBS Global Inc. (Rexnord Corp.), Term Loan, 3.063% - 3.625%, 7/22/13 ....   United States    3,000,000             2,450,001
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1 Loan, 2.91%,
          12/31/11 .............................................................   United States    1,253,805             1,147,231


                               Annual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
(d, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CAPITAL GOODS (CONTINUED)
       TriMas Co. LLC,
          Term Loan B, 2.773% - 3.434%, 8/02/13 ................................   United States    1,546,981       $     1,082,887
          Tranche B-1 L/C, 4.50%, 8/02/11 ......................................   United States      366,149               256,305
       URS Corp., Term Loan B, 3.685%, 5/15/13 .................................   United States    1,238,319             1,168,147
                                                                                                                    ---------------
                                                                                                                         12,549,708
                                                                                                                    ---------------
       COMMERCIAL & PROFESSIONAL SERVICES 2.8%
       ARAMARK Corp.,
          Synthetic L/C, 2.427%, 1/26/14 .......................................   United States      271,357               236,420
          Term Loan B, 3.095%, 1/26/14 .........................................   United States    4,271,345             3,721,409
       JohnsonDiversey Inc.,
          Delay Draw, 4.75%, 12/16/10 ..........................................   United States      136,493               124,209
          Term Loan B, 4.75%, 12/16/11 .........................................   United States      863,507               785,791
       Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 2.533%, 8/09/13 .......   United States    3,107,947             2,432,833
       West Corp., Term Loan B-2, 2.883% - 2.897%, 10/24/13 ....................   United States      444,795               333,914
                                                                                                                    ---------------
                                                                                                                          7,634,576
                                                                                                                    ---------------
       CONSUMER DURABLES & APPAREL 1.4%
       Jarden Corp., Term Loan B2, 2.97% - 4.00%, 1/24/12 ......................   United States    2,889,746             2,593,547
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.497%, 12/21/11 ..   United States    1,350,000             1,198,126
                                                                                                                    ---------------
                                                                                                                          3,791,673
                                                                                                                    ---------------
       CONSUMER SERVICES 4.5%
       Affinion Group Inc., Term Loan B, 3.018% - 3.751%, 10/17/12 .............   United States    3,000,000             2,422,950
       Education Management LLC, Term Loan C, 3.00%, 6/01/13 ...................   United States    2,433,811             2,096,120
       Laureate Education Inc.,
          Closing Date Term Loan, 4.409%, 8/18/14 ..............................   United States    1,883,618             1,270,657
          Delayed Draw Term Loan, 4.409%, 8/18/14 ..............................   United States      281,889               190,158
       Penn National Gaming Inc., Term Loan B, 2.27% - 2.99%, 10/03/12 .........   United States    2,700,203             2,432,945
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 2.77%, 5/25/12 .........................................       Macau        1,166,667               766,792
          New Project Term Loans, 2.77%, 5/25/13 ...............................       Macau        2,977,778             1,957,144
          Term Loan B, 2.77%, 5/25/13 ..........................................       Macau        1,703,704             1,119,759
                                                                                                                    ---------------
                                                                                                                         12,256,525
                                                                                                                    ---------------
       ENERGY 0.4%
       Dresser Inc., Term Loan B, 2.768% - 3.488%, 5/04/14 .....................   United States    1,552,923             1,172,457
                                                                                                                    ---------------
       FOOD, BEVERAGE & TOBACCO 0.9%
       Dean Foods Co., Term Loan B, 2.02% - 2.72%, 4/02/14 .....................   United States    1,748,377             1,580,643
       Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 .......................   United States      888,750               880,141
                                                                                                                    ---------------
                                                                                                                          2,460,784
                                                                                                                    ---------------
       HEALTH CARE EQUIPMENT & SERVICES 7.2%
       Bausch and Lomb Inc.,
(k)       Delayed Draw Term Loan, 3.768% - 4.47%, 4/28/15 ......................   United States      407,419               349,871
          Parent Term Loan B, 4.47%, 4/28/15 ...................................   United States    2,145,742             1,842,656


                               20 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
(d, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.768%, 7/25/14 ..............................   United States      124,977       $       108,324
          Term Loan, 2.768% - 3.506%, 7/25/14 ..................................   United States    2,448,964             2,122,640
       DaVita Inc., Term Loan B-1, 2.02% - 2.94%, 10/05/12 .....................   United States    2,717,434             2,527,213
       DJO Finance LLC, Term Loan B, 3.518% - 4.22%, 5/20/14 ...................   United States    2,715,625             2,319,144
       Fresenius Medical Care Holdings Inc., Term Loan B, 2.535% - 2.674%,
          3/31/13 ..............................................................      Germany       1,492,921             1,386,550
       Fresenius SE (APP), Term Loan B2, 6.75%, 9/10/14 ........................      Germany         280,084               277,984
       Fresenius SE (New Finco1), Term Loan B, 6.75%, 9/10/14 ..................      Germany         519,916               516,016
       HCA Inc., Term Loan B-1, 3.47%, 11/18/13 ................................   United States    3,970,374             3,387,722
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 2.518%, 3/14/14 ..............................   United States      476,575               406,042
          Initial Term Loan, 2.518%, 3/14/14 ...................................   United States    1,377,210             1,173,383
          Synthetic L/C, 4.54%, 3/14/14 ........................................   United States      128,047               109,096
       Team Finance LLC, Term Loan B, 3.222% - 3.251%, 11/23/12 ................   United States    1,994,845             1,416,340
       Vanguard Health Holding Co. II LLC, Replacement Term Loan,
          2.768% - 2.773%, 9/23/11 .............................................   United States    1,572,209             1,441,519
                                                                                                                    ---------------
                                                                                                                         19,384,500
                                                                                                                    ---------------
       INSURANCE 0.2%
       Conseco Inc., Term Loan, 2.564%, 10/10/13 ...............................   United States    2,155,170               595,905
                                                                                                                    ---------------
       MATERIALS 6.8%
       Anchor Glass Container Corp., Term Loan, 6.75%, 6/20/14 .................   United States    1,543,737             1,339,191
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.935%, 4/02/14 ...........   United States    2,962,236             2,545,503
       Domtar Corp., Term Loan, 1.908%, 3/07/14 ................................   United States      993,485               856,053
       Georgia-Pacific LLC,
          Additional Term Loan, 2.518% - 3.293%, 12/20/12 ......................   United States    1,486,395             1,314,763
          Term Loan B, 2.518% - 3.293%, 12/20/12 ...............................   United States    1,423,690             1,259,298
       Hexion Specialty Chemicals BV, Term Loan C-2, 3.50%, 5/03/13 ............    Netherlands       696,121               244,388
       Hexion Specialty Chemicals Inc., Term Loan C-1, 3.688%, 5/03/13 .........   United States    3,212,796             1,127,919
       Huntsman International LLC, Term Loan B, 2.268%, 4/21/14 ................   United States    2,683,616             1,789,822
       NewPage Corp., Term Loan, 4.313% - 5.00%, 12/22/14 ......................   United States    2,802,095             1,927,842
       Oxbow Carbon LLC,
          Delayed Draw Term Loan, 2.518%, 5/08/14 ..............................   United States      278,363               193,346
          Term Loan B, 2.518% - 3.22%, 5/08/14 .................................   United States    2,915,326             2,024,936
       Univar Inc., OPCO Tranche Term Loan B, 4.22%, 10/10/14 ..................   United States    4,388,889             2,361,222
       Verso Paper Holdings LLC, Term Loan B, 3.25%, 8/01/13 ...................   United States    1,888,336             1,371,404
                                                                                                                    ---------------
                                                                                                                         18,355,687
                                                                                                                    ---------------
       MEDIA 7.6%
       Canwest Mediaworks LP, Credit D, 3.256%, 7/10/14 ........................       Canada         937,501               358,594
       CSC Holdings Inc. (Cablevision), Incremental Term Loan, 2.306%,
          3/29/13 ..............................................................   United States      776,000               705,837
       Dex Media East LLC, Term Loan B, 3.18% - 3.25%, 10/24/14 ................   United States    2,099,450               774,172
       Dex Media West LLC, Term Loan B, 7.00%, 10/24/14 ........................   United States    2,033,333               933,640
       Entravision Communications Corp., Term Loan B, 6.69%, 3/29/13 ...........   United States    1,254,810               938,598


                               Annual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
(d, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MEDIA (CONTINUED)
       Gray Television Inc., Term Loan B, 4.01% - 4.93%, 12/31/14 ..............   United States    1,555,725       $       671,555
       Insight Midwest Holdings, Term Loan B, 2.50%, 4/02/14 ...................   United States    2,160,000             1,900,029
       MCC Iowa,
          Term Loan E, 6.50%, 1/03/16 ..........................................   United States      893,250               829,383
          Tranche D-1 Term Loan, 2.22%, 1/31/15 ................................   United States      495,983               422,577
          Tranche D-2 Term Loan, 2.22%, 1/31/15 ................................   United States       57,673                49,137
       Mission Broadcasting Inc., Term Loan B, 2.97%, 10/01/12 .................   United States      880,444               462,233
       Newsday LLC, 6.594%, 8/01/13 ............................................   United States    2,400,000             2,172,000
       Nexstar Broadcasting Inc., Term Loan B, 2.268%, 10/01/12 ................   United States      832,852               437,247
       R.H. Donnelley Inc., Term Loan D-2, 6.75%, 6/30/11 ......................   United States      397,927               178,570
       Regal Cinemas Corp., Term Loan, 4.97%, 10/27/13 .........................   United States    2,072,974             1,922,683
(e)    Tribune Co.,
          Term Loan B, 5.25%, 5/16/14 ..........................................   United States    3,950,000             1,044,633
          Term Loan X, 5.00%, 5/18/09 ..........................................   United States    1,375,714               356,998
       Univision Communications Inc., Initial Term Loan, 2.768%, 9/29/14 .......   United States    5,000,000             2,621,875
       UPC Financing Partnership, Term Loan N, 2.247%, 12/31/14 ................    Netherlands     4,470,000             3,884,430
                                                                                                                    ---------------
                                                                                                                         20,664,191
                                                                                                                    ---------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.0%
       Life Technologies Corp., Term Loan B, 5.25%, 11/21/15 ...................   United States      796,000               789,698
       Mylan Inc., Term Loan B, 3.813% - 4.50%, 10/02/14 .......................   United States    2,134,000             1,987,287
                                                                                                                    ---------------
                                                                                                                          2,776,985
                                                                                                                    ---------------
       REAL ESTATE 0.2%
       CB Richard Ellis Services Inc., Term Loan B, 6.00%, 12/20/13 ............   United States      806,375               569,502
                                                                                                                    ---------------
       SOFTWARE & SERVICES 3.4%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 2.508% - 2.564%, 3/20/13 .......................   United States    1,754,154             1,640,573
          Term Loan B, 2.52%, 3/20/13 ..........................................   United States      485,000               453,596
       Emdeon Business Services LLC, First Lien Term Loan, 2.518% - 3.22%,
          11/16/13 .............................................................   United States    2,035,752             1,773,649
       First Data Corp., Term Loan B-2, 3.268% - 3.272%, 9/24/14 ...............   United States    2,458,778             1,664,133
       Macrovision Solutions Corp., Term Loan B, 6.00%, 5/02/13 ................   United States      698,291               686,071
       SunGard Data Systems Inc., New U.S. Term Loan, 2.283% - 2.991%, 2/28/14..   United States    3,499,072             2,982,959
                                                                                                                    ---------------
                                                                                                                          9,200,981
                                                                                                                    ---------------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.4%
       CommScope Inc., Term Loan B, 3.023% - 3.72%, 12/26/14 ...................   United States    1,303,461             1,123,420
       Flextronics International USA Inc.,
          Term Loan A, 3.344% - 3.685%, 10/01/14 ...............................   United States    1,836,321             1,200,167
          Term Loan A-1, 3.344%, 10/01/14 ......................................   United States      527,679               344,875
       Sensus Metering Systems Inc., Term Loan B1, 2.545% - 3.256%, 12/17/10 ...   United States    1,064,215               963,115
                                                                                                                    ---------------
                                                                                                                          3,631,577
                                                                                                                    ---------------


                               22 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(C)          VALUE
                                                                                   -------------   --------------   ---------------
(d, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES 2.7%
       GCI Holdings Inc., Add-On Term Loan, 4.77%, 8/31/12 .....................   United States    2,375,753       $     2,161,936
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 3.925%, 1/03/14 .......................................   United States    1,281,517             1,117,483
          Tranche B-2-B, 3.925%, 1/03/14 .......................................   United States    1,281,129             1,117,144
          Tranche B-2-C, 3.925%, 1/03/14 .......................................   United States    1,281,129             1,117,144
       Windstream Corp., Tranche B-1, 2.59%, 7/17/13 ...........................   United States    2,012,714             1,860,503
                                                                                                                    ---------------
                                                                                                                          7,374,210
                                                                                                                    ---------------
       UTILITIES 1.9%
       Dynegy Holdings Inc., Term L/C Facility, 2.02%, 4/02/13 .................   United States    1,499,049             1,312,605
       NRG Energy Inc.,
          Credit Link, 1.12%, 2/01/13 ..........................................   United States      819,782               740,024
          Term Loan, 2.72%, 2/01/13 ............................................   United States    1,534,314             1,385,038
       Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
          4.018% - 4.033%, 10/10/14 ............................................   United States    2,457,525             1,630,415
                                                                                                                    ---------------
                                                                                                                          5,068,082
                                                                                                                    ---------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $166,976,718) ................                                        132,443,627
                                                                                                                    ---------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.0%
(d, l) Government of Argentina, senior bond, FRN, 1.683%, 8/03/12 ..............     Argentina      3,950,000               942,824
       Government of Malaysia, 3.756%, 4/28/11 .................................      Malaysia      5,860,000 MYR         1,644,748
                                                                                                                    ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $3,579,936) ........                                          2,587,572
                                                                                                                    ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $482,181,848) .....                                        406,213,131
                                                                                                                    ---------------

                                                                                                       SHARES
                                                                                                   --------------
       SHORT TERM INVESTMENTS (COST $2,566,148) 0.9%
       MONEY MARKET FUNDS 0.9%
(m)    Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.13% ....   United States    2,566,148             2,566,148
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $484,747,996) 150.5% ............................                                        408,779,279
       PREFERRED SHARES (33.1)% ................................................                                        (90,000,000)
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 0.4% ..........                                          1,149,657
       OTHER ASSETS, LESS LIABILITIES (17.8)% ..................................                                        (48,250,433)
                                                                                                                    ---------------
       NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ...........................                                    $   271,678,503
                                                                                                                    ---------------


                               Annual Report | 23

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (CONTINUED)

See Abbreviations on page 37.

(a)  Rounds to less than 0.1% of net assets.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $30,180,297, representing 11.11% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 10 regarding defaulted securities.

(f)  Income may be received in additional securities and/or cash.

(g)  See Note 12 regarding other considerations.

(h)  A portion or all of the security purchased on a to-be-announced basis. See
     Note 1(c).

(i) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(j)  See Note 1(f) regarding senior floating rate interests.

(k)  See Note 11 regarding unfunded loan commitments.

(l) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(m) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................   $ 482,181,848
      Cost - Sweep Money Fund (Note 8) ...........................       2,566,148
                                                                     -------------
      Total cost of investments ..................................   $ 484,747,996
                                                                     -------------
      Value - Unaffiliated issuers ...............................   $ 406,213,131
      Value - Sweep Money Fund (Note 8) ..........................       2,566,148
                                                                     -------------
      Total value of investments .................................     408,779,279
   Cash ..........................................................       1,043,406
   Receivables:
      Investment securities sold .................................      12,022,906
      Interest ...................................................       4,567,689
   Unrealized appreciation on forward exchange contracts
      (Note 9) ...................................................       1,540,827
   Unrealized appreciation on unfunded loan commitments
      (Note 11) ..................................................           2,553
                                                                     -------------
         Total assets ............................................     427,956,660
                                                                     -------------
Liabilities:
   Payables:
      Investment securities purchased ............................      63,411,126
      Affiliates .................................................         247,788
      Distributions to common shareholders .......................       2,034,807
   Unrealized depreciation on forward exchange contracts
      (Note 9) ...................................................         391,170
   Accrued expenses and other liabilities ........................         193,266
                                                                     -------------
         Total liabilities .......................................      66,278,157
                                                                     -------------
   Preferred shares at redemption value [$25,000 liquidation
      preference per share (3,600 shares outstanding)] ...........      90,000,000
                                                                     -------------
         Net assets applicable to common shares ..................   $ 271,678,503
                                                                     =============
Net assets applicable to common shares consist of:
   Paid-in capital ...............................................   $ 380,500,793
   Distributions in excess of net investment income ..............      (2,769,367)
   Net unrealized appreciation (depreciation) ....................     (74,816,888)
   Accumulated net realized gain (loss) ..........................     (31,236,035)
                                                                     -------------
           Net assets applicable to common shares ................   $ 271,678,503
                                                                     =============
   Common shares outstanding .....................................      26,773,772
                                                                     =============
   Net asset value per common share ..............................   $       10.15
                                                                     =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

Investment income:
   Dividends - Sweep Money Fund (Note 8) .........................   $     99,748
   Interest ......................................................     28,905,869
                                                                     ------------
         Total investment income .................................     29,005,617
                                                                     ------------
Expenses:
   Management fees (Note 4) ......................................      2,360,360
   Administrative fees (Note 4) ..................................        952,822
   Transfer agent fees ...........................................         79,016
   Custodian fees (Note 5) .......................................         24,406
   Reports to shareholders .......................................         81,162
   Professional fees .............................................        142,230
   Trustees' fees and expenses ...................................         26,617
   Auction agent fees and expenses ...............................        291,748
   Other .........................................................        104,482
                                                                     ------------
         Total expenses ..........................................      4,062,843
         Expense reductions (Note 5) .............................         (8,587)
                                                                     ------------
            Net expenses .........................................      4,054,256
                                                                     ------------
               Net investment income .............................     24,951,361
                                                                     ------------
   Realized and unrealized gains (losses):
      Net realized gain (loss) from:
      Investments ................................................    (23,029,270)
      Foreign currency transactions ..............................      1,946,143
                                                                     ------------
               Net realized gain (loss) ..........................    (21,083,127)
                                                                     ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................    (48,663,257)
      Translation of other assets and liabilities denominated in
         foreign currencies ......................................        958,817
                                                                     ------------
               Net change in unrealized appreciation
                  (depreciation) .................................    (47,704,440)
                                                                     ------------
   Net realized and unrealized gain (loss) .......................    (68,787,567)
                                                                     ------------
   Net increase (decrease) in net assets resulting from
      operations .................................................    (43,836,206)
   Distributions to preferred shareholders from net investment
      income .....................................................     (3,649,273)
                                                                     ------------
   Net increase (decrease) in net assets applicable to common
      shares resulting from operations ...........................   $(47,485,479)
                                                                     ============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED MARCH 31,
                                                                     ---------------------------
                                                                         2009           2008
                                                                     ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 24,951,361   $ 34,298,334
      Net realized gain (loss) from investments and foreign
         currency transactions ...................................    (21,083,127)    (2,103,092)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ...........    (47,704,440)   (32,720,507)
      Distributions to preferred shareholders from net
         investment income .......................................     (3,649,273)    (9,781,438)
                                                                     ------------   ------------
         Net increase (decrease) in net assets applicable to
            common shares resulting from operations ..............    (47,485,479)   (10,306,703)
                                                                     ------------   ------------
   Distributions to common shareholders from net investment
      income .....................................................    (24,846,060)   (26,986,555)
   Capital share transactions from reinvestment of
      distributions (Note 2) .....................................             --        490,071
         Net increase (decrease) in net assets ...................    (72,331,539)   (36,803,187)
Net assets applicable to common shares:
   Beginning of year .............................................    344,010,042    380,813,229
                                                                     ------------   ------------
   End of year ...................................................   $271,678,503   $344,010,042
                                                                     ------------   ------------
Distributions in excess of net investment income included in net assets:
   End of year ...................................................   $ (2,769,367)  $ (2,788,434)
                                                                     ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                               28 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage-backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a "senior security" for purposes of the asset coverage requirements under the 1940 Act.


                               30 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to common shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were 28,290,000 common shares authorized (without par value). During the year ended March 31, 2009, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2008, there were 34,261 shares issued for $490,071 from reinvested distributions.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. During the year ended March 31, 2009, there was a pro rata preferred redemption of each series totaling 4,000 shares and $100,000,000 leaving 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the fiscal year 2009; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2009, the dividends on Preferred Shares ranged from 1.48% to 5.94%.


                               32 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. AUCTION RATE PREFERRED SHARES (CONTINUED)

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2009, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2014 .................   $   682,502
2015 .................       895,575
2016 .................       726,440
2017 .................    11,687,026
                         -----------
                         $13,991,543
                         ===========


                               Annual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $17,185,747.

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                                    2009          2008
                                                -----------   -----------
Distributions paid from ordinary income .....   $28,495,333   $36,767,993

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............   $486,220,990
                                   ============
Unrealized appreciation ........   $  4,729,876
Unrealized depreciation ........    (82,171,587)
                                   ------------
Net unrealized appreciation
   (depreciation) ..............   $(77,441,711)
                                   ============
Distributable earnings -
   undistributed ordinary
   income ......................   $  1,986,685
                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2009, aggregated $948,675,545 and $958,804,737, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               34 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FORWARD EXCHANGE CONTRACTS

At March 31, 2009, net unrealized appreciation (depreciation) on offsetting forward exchange contracts was as follows:

Unrealized appreciation ........................   $1,540,827
Unrealized depreciation ........................     (391,170)
                                                   ----------
Net unrealized appreciation (depreciation) .....   $1,149,657
                                                   ==========

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 59.36% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2009, the aggregate value of these securities was $5,964,771, representing 1.46% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2009, unfunded commitments were as follows:

                                                       UNFUNDED
BORROWER                                              COMMITMENT
--------                                              ----------
Bausch and Lomb Inc., Delayed Draw Term Loan .....     $135,806
                                                       ========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.


                               Annual Report | 35

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

                                      LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                    ----------   ------------   -------   ------------
ASSETS:
   Investments in Securities        $2,566,148   $406,213,131     $--     $408,779,279
   Other Financial Instruments(a)           --      1,543,380      --        1,543,380
LIABILITIES:
   Other Financial Instruments(a)           --        391,170      --          391,170

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.


                               36 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

14. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

ABBREVIATIONS

CURRENCY

MYR - Malaysian Ringgit

SELECTED PORTFOLIO

FRN - Floating Rate Note
L/C - Letter of Credit
PIK - Payment-In-Kind
SF  - Single Family


                               Annual Report | 37

Franklin Templeton
Limited Duration Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2009


                               38 | Annual Report

Franklin Templeton
Limited Duration Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $23,087,206 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.


                               Annual Report | 39

Franklin Templeton
Limited Duration Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 2003      136                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee           Since 2003      113                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee           Since 2007      113                       Chevron Corporation (global energy
One Franklin Parkway                                                                          company) and ICO Global
San Mateo, CA 94403-1906                                                                      Communications (Holdings) Limited
                                                                                              (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee           Since 2005      136                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution
                                                                                              of titanium), Canadian National
                                                                                              Railway (railroad) and White
                                                                                              Mountains Insurance Group, Ltd.
                                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               40 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 2003      113                       Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee           Since 2005      136                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                      Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee           Since 2007      143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead              Trustee since   113                       None
One Franklin Parkway              Independent       2006 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Since 2003      136                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 41

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and       Since 2003      53                        None
One Franklin Parkway              Senior Vice
San Mateo, CA 94403-1906          President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Since 2004      Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief             Since           Not Applicable            Not Applicable
One Franklin Parkway              Executive         March 2009
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)              Treasurer,        Since March     Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial   2009
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)            Vice President    Since           Not Applicable            Not Applicable
500 East Broward Blvd.                              March 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.;
and officer of 46 of the investment companies in Franklin Templeton Investments.


                               42 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
ALIYA S. GORDON (1973)            Vice President    Since March     Not Applicable            Not Applicable
One Franklin Parkway                                2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President    Since 2003      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

GREGORY E. JOHNSON (1961)         Vice President    Since 2003      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    President and     Since 2003      Not Applicable            Not Applicable
One Franklin Parkway              Chief
San Mateo, CA 94403-1906          Executive
                                  Officer -
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President    Since 2006      Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 43

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   -------------   -----------------------   -------------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               44 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               Annual Report | 45

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the Fund as part of its cash management. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end BBB-rated corporate debt funds as selected by Lipper during 2008 and the five-year period ended December 31, 2008. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return for 2008 to be in the second-highest quintile of


                               46 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

such performance universe and its income return on an annualized basis to also be in the highest or second-highest quintile of such universe for the previous three- and five-year periods. The Lipper report showed the Fund's 2008 total return was the second lowest in such performance universe, and on an annualized basis was also in the second-lowest quintile of such universe for the previous three- and five-year periods. The Fund invests in three primary asset classes consisting of high yield corporate bonds, leveraged bank loans, and mortgage and other asset-backed securities, and in explaining its total return underperformance, management pointed out the significant negative returns generated by high yield bonds and bank loans during the market conditions existing in 2008. It was also noted with respect to asset-backed securities that the Fund had limited exposure to securities backed by subprime mortgages, which amounted to less than 1.5% of assets at December 31, 2008. While intending to continuously monitor this Fund, the Board believed its total return underperfor-mance as shown in the Lipper reports primarily reflected its stated investment strategy.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and four other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund's contractual investment management fee rate was the second highest in its Lipper expense group, but within 10 basis points of its Lipper expense group median, while its actual total expense ratio, including investment related expenses and taxes, was at the median of such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal


                               Annual Report | 47

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current Fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.


                               48 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 49

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

ANNUAL REPORT
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT
PNC Global Investment Services
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A2009 05/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,629 for the fiscal year ended March 31, 2009 and $43,615 for the fiscal year ended March 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $12,600 for the fiscal year ended March 31, 2009 and $11,903 for the fiscal year ended March 31, 2008. The services for which fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $265 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $283,812 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $300,677 for the fiscal year ended March 31, 2009 and $11,903 for the fiscal year ended March 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson,  Frank W.T. LaHaye, Frank
A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of May 29, 2009 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2009.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------

Roger Bayston      6             10,271.4             4             3,790.7            0              0
--------------------------------------------------------------------------------------------------------------
Richard Hsu        2              1,034.1             2              330.7             0              0
----------------------------------------------------------------------------------------------------------------
Christopher        8              8,636.5             5              994.7             2            328.3
Molumphy
----------------------------------------------------------------------------------------------------------------
Eric G. Takaha     5              6,221.1             5              776.2             2            26.3
----------------------------------------------------------------------------------------------------------------


1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

    ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
      ----------------------------------------------------------------------
          Roger Bayston                                    None
      ----------------------------------------------------------------------
         Richard Hsu                                       None
      ----------------------------------------------------------------------
         Christopher Molumphy                              None
      ----------------------------------------------------------------------
         Eric G. Takaha                                    None
       ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST



By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009

By /s/GASTON GARDEY
 -----------------------------------------
     Gaston Gardey
     Chief Financial Officer and
     Chief Accounting Officer
     Date May 27, 2009